                                                                      EX-99.B9BI
                                                          Exhibit 24(b)(9)(b)(i)


                                 AMENDMENT NO. 9
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds, Inc.
                 Corporate Income Fund (liquidated September 19, 1997) Enterprise Fund (liquidated September 19, 1997) Federal Bond Fund (liquidated September 19, 1997)
                 New Pacific Fund
                 U.S. Growth Fund
                 Overseas Equity Fund (formerly World Growth Fund)

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
                 Delaware Fund
                 Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
                 Blue Chip Fund (New)
                 Decatur Income Fund
                 Decatur Total Return Fund
                 Quantum Fund (New)

Delaware Group Equity Funds III, Inc. (formerly Trend)
                 Trend Fund

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
                 Capital Appreciation Fund (New)
                 DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
                 Small Cap Value Fund (formerly Value Fund)
                 Retirement Income Fund (New)


------------------
                     *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
                  Balanced Portfolio (New)
                  Growth Portfolio (New)
                  Income Portfolio (New)

Delaware Group Government Fund, Inc.
                 Government Income Series (U.S. Government Fund )

Delaware Group Global & International Funds, Inc.
                 Emerging Markets Fund (New)
                 Global Assets Fund
                 Global Bond Fund
                 International Equity Fund
                 Global Equity Fund (New)
                 International Small Cap Fund (New)

Delaware Group Income Funds, Inc. (formerly Delchester)
                 Delchester Fund
                 High-Yield Opportunities Fund (New)
                 Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
                 Limited-Term Government Fund
                 U. S. Government Money Fund

Delaware Pooled Trust, Inc.
                 The Aggressive Growth Portfolio
                 The Large-Cap Value Equity Portfolio
                 (formerly The Defensive Equity Portfolio)
                 The Small/Mid-Cap Value Equity Portfolio (New) (formerly The Defensive Equity Small/Mid-Cap Portfolio) The Defensive Equity Utility Portfolio (deregistered January 14, 1997)
                 The Emerging Markets Portfolio (New)
                 The Intermediate Fixed Income Portfolio
                 (formerly The Fixed Income Portfolio)
                 The Global Fixed Income Portfolio
                 The High-Yield Bond Portfolio (New)
                 The International Equity Portfolio
                 The International Fixed Income Portfolio (New)
                 The Labor Select International Equity Portfolio
                 The Limited-Term Maturity Portfolio (New)
                 The Real Estate Investment Trust Portfolio
                 The Global Equity Portfolio (New)
                 The Real Estate Investment Trust Portfolio II (New)
                 The Diversified Core Fixed Income Portfolio (New)
                 The Aggregate Fixed Income Portfolio (New)

Delaware Group Premium Fund, Inc.
                 Capital Reserves Series Cash Reserve
                 Series Convertible Securities Series (New)
                 Decatur Total Return Series
                 Delaware Series
                 Delchester Series
                 Devon Series (New)
                 Emerging Markets Series (New)
                 DelCap Series
                 Global Bond Series (New)
                 International Equity Series
                 Quantum Series (New)
                 REIT Series (New)
                 Strategic Income Series (New)
                 Trend Series
                 Value Series

Delaware Group Tax-Free Fund, Inc.
                 Tax-Free Insured Fund
                 Tax-Free USA Fund
                 Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
                 Tax-Free Pennsylvania Fund
                 Tax-Free New Jersey Fund (New)
                 Tax-Free Ohio Fund (New)

Voyageur Funds, Inc.
                 Voyageur U.S. Government Securities Fund (New)

Voyageur Insured Funds, Inc.
                 Arizona Insured Tax Free Fund (New)
                 Colorado Insured Fund (New)
                 Minnesota Insured Fund (New)
                 National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds, Inc.
                 Arizona Limited Term Tax Free Fund (New)
                 California Limited Term Tax Free Fund (New)
                 Colorado Limited Term Tax Free Fund (New)
                 Minnesota Limited Term Tax Free Fund (New)
                 National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
                 California Insured Tax Free Fund (New)
                 Florida Insured Tax Free Fund (New)
                 Florida Tax Free Fund (New)
                 Kansas Tax Free Fund (New)
                 Missouri Insured Tax Free Fund (New)
                 New Mexico Tax Free Fund (New)
                 Oregon Insured Tax Free Fund (New)
                 Utah Tax Free Fund (New)
                 Washington Insured Tax Free Fund (New)

Voyageur Investment Trust II
                 Florida Limited Term Tax Free Fund (New)

Voyageur Mutual Funds, Inc.
                 Arizona Tax Free Fund (New)
                 California Tax Free Fund (New)
                 Iowa Tax Free Fund (New)
                 Idaho Tax Free Fund (New)
                 Minnesota High Yield Municipal Bond Fund (New)
                 National High Yield Municipal Bond Fund (New)
                 National Tax Free Fund (New)
                 New York Tax Free Fund (New)
                 Wisconsin Tax Free Fund (New)

Voyageur Mutual Funds II, Inc.
                 Colorado Tax Free Fund (New)

Voyageur Mutual Funds III, Inc.
                 Aggressive Growth Fund (New)
                 Growth Stock Fund (New)
                 International Equity Fund (New)
                 Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds, Inc.
                 Minnesota Tax Free Fund (New)
                 North Dakota Tax Free Fund (New)

Dated as of March 31, 1998

DELAWARE SERVICE COMPANY, INC.



              /s/David K. Downes
By:________________________________________________________________________
             David K. Downes
             President, Chief Executive Officer and Chief Financial Officer


DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS III, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.



              /s/ Wayne A. Stork
By:________________________________________________________________________
             Wayne A. Stork
             Chairman